SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13508	63-0661573
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

Colonial Financial Center, Suite 800 One Commerce Street, Montgomery, Alabama	36104
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: 334-240-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Sheila Moody, the Chief Accounting Officer of The Colonial BancGroup, Inc., has submitted her resignation, to be effective November 21, 2005. Effective on the same date, Ms. Moody will also resign from all other positions held with BancGroup, Colonial Bank, National Association and all subsidiaries of BancGroup and Colonial Bank, National Association. Effective on the same date, Sarah H. Moore, Senior Executive Vice President and Chief Financial Officer will also serve as BancGroup’s Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC. (Registrant)

Date: November 7, 2005

/s/ Robert E. Lowder
BY: Robert E. Lowder
ITS: Chairman of the Board, Chief Executive Officer and President